--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              (AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS OF
             NOVEMBER 30, 1999, PROVIDING FOR THE ISSUANCE OF TRUST
                          CERTIFICATES, SERIES 1999-6)



                 Salomon Brothers Mortgage Securities VII, Inc.
                  ----------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-84249                 13-3439681
         --------                    ---------                 ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)

390 Greenwich Street
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                         (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------

-------------------------------------------------------------------------------

Item 5.  Other Events
         ------------
Description of the Certificates and the Mortgage Pools

         As of the date hereof Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus dated November 8, 1999 in connection with the Depositor's issuance of a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-6 (the "Trust Certificates") to be issued pursuant to a trust agreement, dated November 30, 1999, between Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Bank One, National Association as trustee. The Trust Certificates consist of four classes. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of senior mortgage pass-through certificates (the "Underlying Certificates"). The Underlying Certificates represent a partial, senior interest in a separate trust fund consisting primarily of a pool of residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of November 19, 1999 of $178,660,299. The Trust Certificates were sold by the Depositor to Salomon Smith Barney Inc. ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated November 29, 1999, between the Depositor and Salomon.

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has provided certain prospective purchasers of Trust Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Trust Certificates and terms of certain classes of Trust Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Trust Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


                         Item 601(a) of
                      Regulation S-K
Exhibit No.              Exhibit No.           Description
-----------              -----------           -----------

     1                      99        Computational Materials (as defined
                                      in Item 5) that have been provided by
                                      Salomon Smith Barney Inc. to certain
                                      prospective purchasers of Salomon
                                      Brothers Mortgage Securities VII, Inc.,
                                      Trust Certificates, Series 1999-6

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.


                                              By:   /s/ Matthew R. Bollo
                                                    ---------------------------
                                              Name:    Matthew R. Bollo
                                              Title:   Assistant Vice President

Dated: November 30, 1999

                                Index to Exhibits
                                -----------------


                Item 601 (a) of       Sequentially
Exhibit         Regulation S-K        Numbered
Number          Exhibit No.           Description              Page
------          -----------           -----------              ----

 1                   99.1             Computational Materials    6